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                                                                    EXHIBIT 10.6

                    FOURTH AMENDMENT TO CREDIT AGREEMENT

      THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 27, 1998 is entered into by and between MBNA Corporation, a Maryland corporation (the "Company") and Bank of America National Trust and Savings Association (the "Bank").

                                    RECITALS

      A. The Company and the Bank are parties to a Credit Agreement dated as of April 13, 1994 and amended by a First Amendment to Credit Agreement dated as of April 7, 1995, a Second Amendment to Credit Agreement dated as of April 10, 1996, and a Third Amendment to Credit Agreement dated as of February 27, 1997, in each case between the Company and the Bank (as in effect as of the opening of business on the date of this Amendment, the "Credit Agreement") pursuant to which the Bank has extended a credit facility to the Company.

      B. The Company and the Bank, prior to March 2, 1998, agreed to certain amendments of the Credit Agreement.

      C. This Amendment evidences such prior agreement to amend the Credit Agreement as set forth herein.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

      2. Amendments to Credit Agreement. From and after the Effective Date of this Amendment:

            (a) Section 1.01 of the Credit Agreement is amended by amending the definition of "Termination Date" in its entirety to provide:

            "TERMINATION DATE" MEANS THE EARLIER TO OCCUR OF

            (a) MARCH 1, 1999 (OR THE LATER DATE AGREED TO BETWEEN THE BANK AND THE COMPANY AS SPECIFIED IN SECTION 2.01(b)); AND

            (b) THE DATE ON WHICH THE COMMITMENT SHALL TERMINATE IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

            (b) Section 2.09(b) of the Credit Agreement is amended by deleting "0.1000%" in the second line of the subsection and replacing it with "0.1250%".

            (c) The first seven lines of Section 5.05 of the Credit Agreement is amended to provide as follows:

            5.05 LITIGATION. EXCEPT AS DISCLOSED WITHIN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10K, OR IN ANY SUBSEQUENT REPORTS OF THE COMPANY ON FORM 10-Q OR 8-K, DATED PRIOR TO THE DATE OF THIS AGREEMENT OR ANY SUBSEQUENT AMENDMENTS HERETO, TO THE BEST KNOWLEDGE OF THE COMPANY THERE ARE NO ACTIONS, SUITS, PROCEEDINGS, CLAIMS OR DISPUTES PENDING, OR THREATENED OR CONTEMPLATED, AT LAW, IN EQUITY, IN ARBITRATION OR BEFORE ANY





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            GOVERNMENTAL AUTHORITY, AGAINST THE COMPANY, OR ITS SUBSIDIARIES OR
            ANY OF THEIR RESPECTIVE PROPERTIES WHICH:

      3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

            (a)  No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

            (c) After giving effect to this Amendment all representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.

            (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

      4. Effective Date. This Amendment will become effective as of March 2, 1998 (the "Effective Date"), provided that on or before March 27, 1998 the Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

      5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

      6.  Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind





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the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

            (e) This Amendment may not be amended except in accordance with the provisions of Section 9.01(a) of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.





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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


MBNA CORPORATION                     BANK OF AMERICA NATIONAL
                                     TRUST AND SAVINGS ASSOCIATION


By:                                  By:
         -----------------                       -----------------------------
Name:    Vernon H.C. Wright          Name:       Kurt A. Cardoza
Title:   Executive Vice President    Title:      Director





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                      FIFTH AMENDMENT TO CREDIT AGREEMENT


      THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 1, 1999 (the "Effective Date"), is entered into by and between MBNA Corporation, a Maryland corporation (the "Company") and Bank of America National Trust and Savings Association (the "Bank").

                                    RECITALS

      A. The Company and the Bank are parties to a Credit Agreement dated as of April 13, 1994 and amended by a First Amendment to Credit Agreement dated as of April 7, 1995, a Second Amendment to Credit Agreement dated as of April 10, 1996, a Third Amendment to Credit Agreement dated as of February 27, 1997, and a Fourth Amendment to Credit Agreement dated as of March 27, 1998, in each case between the Company and the Bank (as in effect as of the opening of business on the date of this Amendment, the "Credit Agreement") pursuant to which the Bank has extended a credit facility to the Company.

      B. The Company and the Bank have agreed to certain amendments to the Credit Agreement.

      C. This Amendment evidences such agreement to amend the Credit Agreement as set forth herein.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

      2. Amendments to Credit Agreement. From and after the Effective Date of this Amendment:

            (a) Section 1.01 of the Credit Agreement is amended by amending the definition of "Termination Date" to read in its entirety as follows:

            "'Termination Date' means the earlier to occur of

                 (a) February 29, 2000 (or the later date agreed to between the Bank and the Company as specified in Section 2.01(b)); and

                 (b) the date on which the Commitment shall terminate in accordance with the provisions of this Agreement."

            (b) Section 5.10(a) of the Credit Agreement is amended by deleting "December 31, 1993" therefrom and replacing it with "December 31, 1997".

            (c) A new Section 5.12, reading in its entirety as follows, is added to the Credit Agreement:

            "5.12 Year 2000 Preparedness. The Company and its Subsidiaries have developed and budgeted for a comprehensive program to address on a timely basis the 'Year 2000 problem' (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). The Company and its Subsidiaries have





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            implemented that program substantially in accordance with its timetable and budget and reasonably anticipate that the Year 2000 problem, including costs of remediation, testing and contingency plans, will not have a Material Adverse Effect."

            (d) Section 6.01 of the Credit Agreement is amended to read in its entirety as follows:

            "6.01 Financial Statements.  The Company shall deliver to the Bank:

                 (a) upon the request of the Bank (which the Bank shall not make unless such Annual Report is not generally publicly available by electronic means) and as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the Annual Report on Form 10-K of the Company for such fiscal year;

                 (b) upon the request of the Bank (which the Bank shall not make unless such Quarterly Report is not generally publicly available by electronic means) and as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each year, a copy of the Quarterly Report on Form 10-Q of the Company for such fiscal quarter;

                 (c) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each year, and 120 days after the end of each fiscal year:

                        (i) a copy of the Parent Company Only Financial Statements on Form FR Y-9LP of the Company for the fiscal quarter then ended; and

                        (ii) a copy of the Consolidated Financial Statements on Form FR Y-9C of the Company for the fiscal year then ended;

            in such case certified by an appropriate Responsible Officer as being the complete and correct copies of the statements on such forms filed by the Company with the FRB (in the case of subsection
            (c) of this Section 6.01)."

      3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

            (a)  No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, without defense, counterclaim or offset.

            (c) After giving effect to this Amendment, all representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.





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            (d)  The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

      4. Effectiveness. This Amendment will become effective when the Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment together with such resolutions and certifications of incumbency as the Bank may reasonably request.

      5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

      6.    Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document.

            (e) This Amendment may not be amended except in accordance with the provisions of Section 9.01(a) of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.





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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.


MBNA CORPORATION                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


By:                                     By:
   --------------------------------        --------------------------------
Name:                                   Name:
     ------------------------------          ------------------------------
Title:                                  Title:
      -----------------------------           -----------------------------





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